Exhibit 10.3

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Investment Trust Agreement (this “Agreement”) is made effective as of [•], 2022 by and between A SPAC II Acquisition Corp., a British Virgin Islands company (the “Company”), and Continental Stock Transfer & Trust Company, as New York corporation (“Trustee”).

WHEREAS, the Company’s registration statement on Form S-1, No. 333-[•] (the “Registration Statement”) for the initial public offering of the Company’s units (the “Units”), each of which consists of one share of the Company’s Class A ordinary shares, no par value (the “Ordinary Share”), one-half (1/2) of one redeemable warrant, each whole warrant entitles the holder to purchase one Ordinary Share at a price of $11.50 per full share, subject to adjustment, terms and limitations as described in the Registration Statement, and one right to receive one-tenth (1/10) of one Class A ordinary share upon consummation of our initial business combination (such initial public offering hereinafter referred to as the “IPO”) has been declared effective as of the date hereof (“Effective Date”) by the U.S. Securities and Exchange Commission (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Registration Statement);

WHEREAS, the Company has entered into an Underwriting Agreement, dated [•], 2022 (the “Underwriting Agreement”), with Maxim Group LLC (“Maxim”) acting as the underwriter in the IPO;

WHEREAS, if a business combination (“Business Combination”) is not consummated within the initial 15 month period following the closing of the IPO, the Company’s insiders may extend such period two times by an additional three-months each time, up to a maximum of 21 months in the aggregate, by depositing $1,850,000 (or $2,127,500 if the Underwriters’ over-allotment option is exercised in full) into Trust Account (as defined below) no later than the 15 month anniversary of the IPO or the 21 month anniversary of the IPO (each, an “Applicable Deadline”), as applicable, for each three-month extension (each, an “Extension”), in exchange for which they will receive promissory notes;

WHEREAS, as described in the Registration Statement, and in accordance with the Company’s Amended and Restated Memorandum and Articles of Association, $188,237,500 of the gross proceeds of the IPO and a private placement taking place simultaneously therewith (up to $216,473,125 if the over-allotment option is exercised in full), plus any amount eventually deposited on account of any Extension, will be delivered to the Trustee to be deposited and held in the Trust Account for the benefit of the Company and the holders of the Company’s Ordinary Shares, no par value , issued in the IPO as hereinafter provided (the proceeds to be delivered to the Trustee, including the proceeds from any loans in connection with an Extension, if any, will be referred to herein as the “Property”; the shareholders for whose benefit the Trustee shall hold the Property will be referred to as the “Public Shareholders,” and the Public Shareholders and the Company will be referred to together as the “Beneficiaries”);

WHEREAS, pursuant to the Underwriting Agreement, a portion of the Property equal to $6,475,000, or up to $7,446,250 if the Underwriters’ over-allotment option is exercised in full, is attributable to deferred underwriting discounts and commissions (the “Deferred Discount”) that will be payable by the Company to the Underwriters upon and concurrently with the consummation of the Business Combination; and

WHEREAS, the Company and the Trustee desire to enter into this Agreement to set forth the terms and conditions pursuant to which the Trustee shall hold the Property.

NOW THEREFORE, IT IS AGREED:

1.            Agreements and Covenants of Trustee. The Trustee hereby agrees and covenants to:

(a)           Hold the Property in trust for the Beneficiaries in accordance with the terms of this Agreement in a segregated trust account (“Trust Account”), which Trust Account shall be established by the Trustee in the United States at JPMorgan Chase Bank, N.A. (or at another U.S. chartered commercial bank with consolidated assets of $100 billion or more) in the United States, maintained by Trustee, and at a brokerage institution selected by the Trustee that is reasonably satisfactory to the Company;

(b)           Manage, supervise and administer the Trust Account subject to the terms and conditions set forth herein;

(c)           In a timely manner, upon the written instruction of the Company, invest and reinvest the Property solely in United States government securities within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), having a maturity of 185 days or less, or in money market funds meeting the conditions of paragraphs (d)(1), (d)(2), (d)(3) and (d)(4) of Rule 2a-7 promulgated under the Investment Company Act (or any successor rule), which invest only in direct U.S. government treasury obligations, as determined by the Company; it being understood that the Trust Account will earn no interest while account funds are uninvested awaiting the Company’s instructions hereunder; and while the account funds are invested or uninvested, the Trustee may earn bank credits or other consideration during such periods;

(d)           Collect and receive, when due, all principal, interest or other income arising from the Property, which shall become part of the “Property,” as such term is used herein;

(e)           Promptly notify the Company and Maxim of all communications received by the Trustee with respect to any Property requiring action by the Company;

(f)            Supply any necessary information or documents as may be requested by the Company (or its authorized agents) in connection with the Company’s preparation of the tax returns relating to assets held in the Trust Account;

(g)           Participate in any plan or proceeding for protecting or enforcing any right or interest arising from the Property if, as and when instructed by the Company to do so;

(h)           Render to the Company, and to such other person as the Company may instruct, monthly written statements of the activities of and amounts in the Trust Account reflecting all receipts and disbursements of the Trust Account; and

(i)            Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company and, in the case of Exhibit A, acknowledged and agreed to by Maxim, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes or to fund the Company’s working capital requirements (less up to $50,000 of interest that may be released to the Company to pay dissolution expenses in the case of a Termination Letter in the form of Exhibit B hereto), only as directed in the Termination Letter and the other documents referred to therein; or (y) upon the date which is, the later of (1) twelve (12) months after the closing of the IPO and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s Amended and Restated Memorandum and Articles of Association if a Termination Letter has not been received by the Trustee by the 15-month anniversary of the closing of the IPO (“Closing”) or, in the event that the Company extended the time to complete the Business Combination for up to 15 or 21 months from the closing of the IPO but has not completed the Business Combination within such 15- or 21-month period, the 18- or 21-month anniversary of the Closing (as applicable, the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached hereto as Exhibit B hereto and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes or to fund the Company’s working capital requirements (less up to $50,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Shareholders as of the Last Date, provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders;

(j)            Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C, withdraw from the Trust Account and distribute to the Company the amount of interest earned on the Property requested by the Company to cover any tax obligation owed by the Company as a result of assets of the Company or interest or other income earned on the Property, which amount shall be delivered directly to the Company by electronic funds transfer or other method of prompt payment, and the Company shall forward such payment to the relevant taxing authority; provided, however, that to the extent there is not sufficient cash in the Trust Account to pay such tax obligation, the Trustee shall liquidate such assets held in the Trust Account as shall be designated by the Company in writing to make such distribution, so long as such distribution shall not result in a reduction in the principal amount per share initially deposited in the Trust Account; provided, however, that if the tax to be paid is a franchise tax, the written request by the Company to make such distribution shall be accompanied by a copy of the franchise tax bill from the British Virgin Islands for the Company (it being acknowledged and agreed that any such amount in excess of interest income earned on the Property shall not be payable from the Trust Account). The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to said funds, and the Trustee shall have no responsibility to look beyond said request.

(k)           Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit D, distribute on behalf of the Company the amount requested by the Company to be used to redeem Ordinary Shares from Public Shareholders properly submitted for redemption in connection with a shareholder vote to approve (i) an amendment to the Amended and Restated Memorandum and Articles of Association to modify the substance or timing of the ability of Public Shareholders to seek redemption in connection with an initial Business Combination or the Company’s obligation to redeem 100% of its public shares of Ordinary Shares if the Company has not consummated an initial Business Combination within such time as is described in the Amended and Restated Memorandum and Articles of Association or (ii) an amendment with respect to any other provision of the Amended and Restated Memorandum and Articles of Association relating to shareholders’ rights or preinitial Business Combination activity. The written request of the Company referenced above shall constitute presumptive evidence that the Company is entitled to distribute said funds, and the Trustee shall have no responsibility to look beyond said request;

(l)                             Reserved;

(m)         Upon receipt of an extension letter (“Extension Letter”) substantially similar to Exhibit E hereto at least five business days prior to the Applicable Deadline, signed on behalf of the Company by an executive officer, and receipt of the dollar amount specified in the Extension Letter on or prior to the Applicable Deadline, to follow the instructions set forth in the Extension Letter.

(n)           Not disburse any amounts from the Trust Account in connection with a Business Combination in the event that the amount per share to be received by the redeeming Public Shareholders is less than $10.175 per share (plus the amount per share deposited in the Trust Account pursuant to any Extension Letter).

(o)           In connection with a Business Combination, before making disbursements to the Depository Trust Company, the Company or any other person, disburse the per share amount to redeeming Public Shareholders (other than shares tendered through the Depository Trust Company) that have tendered their shares directly to the Trustee.

(p)           Promptly acknowledge and comply with any irrevocable instruction letter delivered in the form of Exhibit F delivered by the Company in connection with the disbursement of funds to a Public Shareholder.

(q)           Promptly acknowledge, in writing to any redeeming Public Shareholder and the Company, any irrevocable instruction letter in the form of Exhibit G delivered by such redeeming Public Shareholder after the announcement by the Company of a proposed Business Combination and promptly comply with any irrevocable written instruction letter in the form of Exhibit G delivered by such Public Shareholder in connection with the disbursement of funds to such Public Shareholder if the Company has not notified the Trustee in writing during the Objection Period that such irrevocable written instruction letter is a Non-Compliant Instruction Letter (as defined below);and

(r)            Not make any withdrawals or distributions from the Trust Account other than pursuant to Section 1(i), (j), (k), (l), (m), (n), (o), (p), or (q) above.

2.            Limited Distributions of Income from Trust Account.

(a)           Upon written request from the Company, which may be given from time to time in a form substantially similar to that attached hereto as Exhibit C, the Trustee shall distribute to the Company the amount of interest income earned on the Trust Account requested by the Company to cover any income or other tax obligation owed by the Company or to fund the Company’s working capital requirements.

(b)           The limited distributions referred to in Section 2(a) above shall be made only from income collected on the Property. Except as provided in Section 2(a), no other distributions from the Trust Account shall be permitted except in accordance with Section 1(i) or Section 1 (k) hereof.

(c)           The Company shall provide Maxim with a copy of any Termination Letters and/or any other correspondence that it issues to the Trustee with respect to any proposed withdrawal from the Trust Account promptly after such issuance.

(d)           The Company shall, promptly following the Applicable Deadline, disclose whether or not the term the Company has to consummate a Business Combination has been extended.

3.            Agreements and Covenants of the Company. The Company hereby agrees and covenants to:

(a)           Give all instructions to the Trustee hereunder in writing, signed by the Company’s Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Executive Vice President, Vice President or Secretary. In addition, except with respect to its duties under Sections 1(i), 1(j), 1(k), 2(a) and 2(b) hereof, the Trustee shall be entitled to rely on, and shall be protected in relying on, any verbal or telephonic advice or instruction which it, in good faith and with reasonable care, believes to be given by any one of the persons authorized above to give written instructions, provided that the Company shall promptly confirm such instructions in writing;

(b)           Subject to the provisions of Sections 5 and 7(g) of this Agreement, hold the Trustee harmless and indemnify the Trustee from and against, any and all expenses, including reasonable counsel fees and disbursements, or losses suffered by the Trustee in connection with any action taken by it hereunder and in connection with any action, suit or other proceeding brought against the Trustee involving any claim, or in connection with any claim or demand, which in any way arises out of or relates to this Agreement, the services of the Trustee hereunder, or the Property or any interest earned on the Property, except for expenses and losses resulting from the Trustee’s gross negligence, fraud or willful misconduct. Promptly after the receipt by the Trustee of notice of demand or claim or the commencement of any action, suit or proceeding, pursuant to which the Trustee intends to seek indemnification under this Section 3(b), it shall notify the Company in writing of such claim (hereinafter referred to as the “Indemnified Claim”). The Trustee shall have the right to conduct and manage the defense against such Indemnified Claim, ;provided, that the Trustee shall obtain the consent of the Company with respect to the selection of counsel, which such consent shall not be unreasonably withheld. The Trustee may not agree to settle any Indemnified Claim without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. The Company may participate in such action with its own counsel;

(c)           Pay the Trustee the fees set forth on Schedule A hereto, including an initial acceptance fee, annual administration fee, and transaction processing fee which fees shall be subject to modification by the parties from time to time. It is expressly understood that the Property shall not be used to pay such fee unless and until the closing of the Business Combination. The Company shall pay the Trustee the initial acceptance fee and the first annual administration fee at the consummation of the IPO. The Company shall not be responsible for any other fees or charges of the Trustee except as set forth in this Section 3(c), Schedule A and as may be provided in Section 3(b) hereof;

(d)           In connection with any vote of the Company’s shareholders regarding a Business Combination, provide to the Trustee an affidavit or certificate of a firm regularly engaged in the business of soliciting proxies and/or tabulating shareholder votes verifying the vote of the Company’s shareholders regarding such Business Combination.

(e)           In the event that the Company directs the Trustee to commence liquidation of the Trust Account pursuant to Section 1(i), the Company agrees that it will not direct the Trustee to make any payments that are not specifically authorized by this Agreement.

(f)            Upon receiving the written request of a Public Shareholder to do so at any time after the date hereof, provide such Public Shareholder with a copy of any instruction provided to the Trustee pursuant to Section 1(i), Section 1(j) or Section 1(k) along with any Notification (as defined in Exhibit A), Instruction Letter (as defined in Exhibit A), applicable flow of funds memorandum (or similar document), or any other notice delivered to the Trustee by the Company regarding the disbursement of Property from the Trust Account resulting in the Property left in the Trust Account being less than $188,237,500 (or up to $216,473,125 if the Underwriters’ over-allotment option is exercised in full) plus any amount eventually deposited on account of any Extension, which, in each case, shall specify to whom the Property shall be disbursed (such written notice, a “Disbursement Notice” and the date such Public Shareholder receives a Disbursement Notice, a “Disbursement Notice Date”). Each Disbursement Notice shall be delivered to such Public Shareholder at least two business days prior to the disbursement of any Property pursuant to Section 1(i) or Section 1(j) and no Property shall be disbursed from the Trust Account prior to the date that is two business days from the applicable Disbursement Notice Date.

(g)           At the request of any Public Shareholder who has removed shares from street name and holds such shares either in certificated or book-entry form and, except if such shares are held in book-entry form, delivered such certificated shares to the Trustee for purposes of redemption in connection with a Business Combination, concurrently with the delivery of such shares, solely if such shares are certificated. to the Trustee, send an irrevocable written instruction letter in the form of Exhibit F to the Trustee directing the Trustee to disburse no less than $10.175 per share (plus the amount per share deposited in the Trust Account pursuant to any Extension Letter) to such Public Shareholder.

(h)           Following receipt of a copy of an irrevocable written instruction letter in the form of Exhibit G delivered by a Public Shareholder who has removed shares from street name and holds such shares either in certificated or book-entry form and, except if such shares are held in book-entry form, delivered such certificated shares to the Trustee for purposes of redemption in connection with a Business Combination to the Trustee, review such letter to confirm (i) such letter is in the form of Exhibit G, (ii) a Business Combination has been announced on or prior to the date of such letter and (iii) the number of ordinary shares set forth on such letter to be redeemed is not greater than the number of ordinary shares held by the applicable Public Shareholder. Solely if the Company cannot confirm the requirements of clauses (i) through (iii) of this Section 3(h), but not for any other reason, then within two days of the Company’s receipt of the applicable copy of the irrevocable written instruction letter in the form of Exhibit G (such time period, the “Objection Period”), the Company will notify the applicable Public Shareholder and the Trustee in writing that such irrevocable written instruction letter is a “Non-Compliant Instruction Letter” and that the Trustee shall not comply with such letter.

4.            Limitations of Liability. The Trustee shall have no responsibility or liability to:

(a)           Imply obligations, perform duties, inquire or otherwise be subject to the provisions of any agreement or document other than this Agreement and that which is expressly set forth herein;

(b)           Take any action with respect to the Property, other than as directed in Section 1 and 2 hereof and the Trustee shall have no liability to any third party except for liability arising out of the Trustee’s own gross negligence, fraud or willful misconduct;

(c)           Institute any proceeding for the collection of any principal and income arising from, or institute, appear in or defend any proceeding of any kind with respect to, any of the Property unless and until it shall have received instructions from the Company given as provided herein to do so and the Company shall have advanced or guaranteed to it funds sufficient to pay any expenses incident thereto;

(d)                           Change the investment of any Property, other than in compliance with Section 1(c);

(e)                           Refund any depreciation in principal of any Property;

(f)            Assume that the authority of any person designated by the Company to give instructions hereunder shall not be continuing unless provided otherwise in such designation, or unless the Company shall have delivered a written revocation of such authority to the Trustee;

(g)           The other parties hereto or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and in the Trustee’s best judgment, except for the Trustee’s gross negligence, fraud or willful misconduct. The Trustee may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Trustee, which counsel may be the Company’s counsel), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which the Trustee believes, in good faith and with reasonable care, to be genuine and to be signed or presented by the proper person or persons.The Trustee shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement or any of the terms hereof, unless evidenced by a written instrument delivered to the Trustee signed by the proper party or parties and, if the duties or rights of the Trustee are affected, unless it shall give its prior written consent thereto;

(h)            Verify the accuracy of the information contained in the Registration Statement;

(i)            Provide any assurance that any Business Combination entered into by the Company or any other action taken by the Company is as contemplated by the Registration Statement;

(j)            File local, state and/or federal tax returns or information returns with any taxing authority on behalf of the Trust Account and payee statements with the Company documenting the taxes, if any, payable by the Company or the Trust Account, relating to the income earned on the Property;

(k)           Pay any taxes on behalf of the Trust Account (it being expressly understood that the Property shall not be used to pay any such taxes and that such taxes, if any, shall be paid by the Company from funds not held in the Trust Account or released to it under Section 2(a) hereof); and

(l)            Verify calculations, qualify or otherwise approve the Company’s written requests for distributions pursuant to Section 1(i), Section 1(j), 2(a) or 2(b) above.

5.            Trust Account Waiver. The Trustee has no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future. In the event the Trustee has any Claim against the Company under this Agreement, including, without limitation, under Section 3(b) or Section 3(c) hereof, the Trustee shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the Property or any monies in the Trust Account.

6.            Termination. This Agreement shall terminate as follows:

(a)           If the Trustee gives written notice to the Company that it desires to resign under this Agreement, the Company shall use its reasonable efforts to locate a successor trustee pending which the Trustee shall continue to act in accordance with this Agreement. At such time that the Company notifies the Trustee that a successor trustee has been appointed by the Company and has agreed to become subject to the terms of this Agreement, the Trustee shall transfer the management of the Trust Account to the successor trustee, including but not limited to the transfer of copies of the reports and statements relating to the Trust Account, whereupon this Agreement shall terminate; provided, however, that, in the event that the Company does not locate a successor trustee within ninety (90) days of receipt of the resignation notice from the Trustee, the Trustee may submit an application to have the Property deposited with any court in the State of New York or with the United States District Court for the Southern District of New York and upon such deposit, the Trustee shall be immune from any liability whatsoever; or

(b)           At such time that the Trustee has completed the liquidation of the Trust Account and its obligations in accordance with the provisions of Section 1(i) hereof, and distributed the Property in accordance with the provisions of the Termination Letter, this Agreement shall terminate except with respect to Section 3(b).

7.            Miscellaneous.

(a)           The Company and the Trustee each acknowledge that the Trustee will follow the security procedures set forth below with respect to funds transferred from the Trust Account. The Company and the Trustee will each restrict access to confidential information relating to such security procedures to authorized persons. Each party must notify the other party immediately if it has reason to believe unauthorized persons may have obtained access to such confidential information, or of any change in its authorized personnel. In executing funds transfers, the Trustee shall rely upon all information supplied to it by the Company, including account names, account numbers, and all other identifying information relating to a beneficiary, beneficiary’s bank or intermediary bank. Except for any liability arising out of the Trustee’s gross negligence, fraud or willful misconduct, the Trustee shall not be liable for any loss, liability or expense resulting from any error in the information supplied to it or transmission of the funds based on such information.

(b)           This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction. This Agreement may be executed in several original or facsimile counterparts, each one of which shall constitute an original, and together shall constitute but one instrument.

(c)           This Agreement contains the entire agreement and understanding of the parties hereto with respect to the subject matter hereof. Except for Sections 1(i), 1(k), 1(m), 1(n), 3(g), 3(h) 7(c) and 7(h) (which may only be amended with the approval of the holders of at least 50% or more of all then outstanding ordinary shares, no par value, of the Company voting together as a single class provided that all Public Shareholders must be given the right to receive a pro-rata portion of the trust account (no less than $10.175 per share plus the amount per share deposited in the Trust Account pursuant to any Extension Letter) in connection with any such amendment), this Agreement or any provision hereof may only be changed, amended or modified by a writing signed by each of the parties hereto; provided, however, that no such change, amendment or modification may be made without the prior written consent of Maxim. As to any claim, cross-claim or counterclaim in any way relating to this Agreement, each party waives the right to trial by jury. The Trustee may require from Company counsel an opinion as to the propriety of any proposed amendment.

(d)           The parties hereto consent to the jurisdiction and venue of any state or federal court located in the City of New York, State of New York, for purposes of resolving any disputes hereunder. AS TO ANY CLAIM, CROSS-CLAIM OR COUNTERCLAIM IN ANY WAY RELATING TO THIS AGREEMENT, EACH

PARTY WAIVES THE RIGHT TO TRIAL BY JURY.

(e)           Any notice, consent or request to be given in connection with any of the terms or provisions of this Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or by electronic mail:

if to the Trustee, to:

Continental Stock Transfer & Trust Company

1    State Street, 30th Floor

New York, NY 10004

Attn: Francis E. Wolf, Jr. and Celeste Gonzales

Email: fwolf@continentalstock.com

Email: cgonzalez@continentalstock.com

if to the Company, to:

A SPAC II Acquisition Corp.

289 Beach Road

#03-01

Singapore 199552

Attn: Claudius Tsang

in either case with a copy (which copy shall not constitute notice) to:

Maxim Group LLC

300 Park Avenue

16th Floor

New York, NY 10002

and

Loeb & Loeb LLP

345 Park Avenue

New York, NY 10154

Attn: Giovanni Caruso, Esq.

and

ArentFox Schiff LLP

1717 K Street NW

Washington, DC 2006

Attn: Ralph V. DeMartino

(f)            Each of the Company and the Trustee hereby represents that it has the full right and power and has been duly authorized to enter into this Agreement and to perform its respective obligations as contemplated hereunder. The Trustee acknowledges and agrees that it shall not make any claims or proceed against the Trust Account, including by way of set-off, and shall not be entitled to any funds in the Trust Account under any circumstance.

(g)           This Agreement is the joint product of the Trustee and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

(h)           This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument. Delivery of a signed counterpart of this Agreement by facsimile or electronic transmission shall constitute valid and sufficient delivery thereof.

(i)            Each of the Company and the Trustee hereby acknowledges and agrees that Maxim, on behalf of the Underwriters, are third party beneficiaries of this Agreement.

(j)            Except as specified herein, no party to this Agreement may assign its rights or delegate its obligations hereunder without the prior written consent of the other person or entity.

IN WITNESS WHEREOF, the parties have duly executed this Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & TRUST
COMPANY, as Trustee

By:
Name: Francis Wolf
Title: Vice President

A SPAC II ACQUISITION CORP

By:
Name: Claudius Tsang
Title: Chief Executive Officer and Chief Financial Officer

[Signature Page to Investment Management Trust Agreement]

SCHEDULE A

Fee Item	Time and method of payment	Amount
Initial acceptance fee	Initial closing of IPO by wire transfer	$3,500.00
Annual fee	First year, initial closing of IPO by wire transfer; thereafter on the anniversary of the effective date of the IPO by wire transfer or check	$10,000.00
Transaction processing fee for disbursements to Company under Section 2	Billed to Company following disbursement made to Company under Section 2	$250.00
Paying Agent services as required pursuant to Section 1	Billed to Company upon delivery of service pursuant to Section 1	Prevailing rates

EXHIBIT A

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, N.Y. 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account - Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between A SPAC II Acquisition Corp. ( the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [•], 2022 (the “Trust Agreement”), this is to advise you that the Company has entered into an agreement with [                                                                    ] (the “Target Business”) to consummate a business combination with Target Business (the “Business Combination”) on or about [insert date]. The Company shall notify you at least 72 hours (or such shorter time as you may agree) in advance of the actual date fixed for the consummation of the Business Combination (the “Consummation Date”). Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to commence to liquidate all the assets of the Trust Account, and to transfer the proceeds into the trust operating account at J.P. Morgan Chase Bank, N.A. such that, on the Consummation Date, all of the funds held in the Trust Operating Account will be immediately available for transfer to the account or accounts that the Company shall direct on the Consummation Date (including as directed to it by Maxim (with respect to the Deferred Discount)). It is acknowledged and agreed that while the funds are on deposit in the Trust Operating Account at J.P. Morgan Chase Bank, N.A awaiting distribution, the Company will not earn any interest or dividends.

On the Consummation Date (i) counsel for the Company shall deliver to you written notification that the Business Combination has been consummated, or will be consummated substantially concurrently with your transfer of funds to the accounts as directed by the Company (the “Notification”) and (ii) the Company shall deliver to you (a) a certificate of its Chief Executive Officer (the “Vote Verification Certificate”), which verifies either that (i) the Business Combination has been approved by a vote of the Company’s shareholders, if a vote is held or (ii) no vote of the Company’s shareholders for the approval of the Business Combination is required and none has been held, and (b) a joint written instruction signed by the Company and Maxim with respect to the transfer of the funds held in the Trust Account, including payment of amounts owed to Public Shareholders who have properly exercised their redemption rights and payment of the Deferred Discount to Maxim from the Trust Account (the “Instruction Letter”). You are hereby directed and authorized to transfer the funds held in the Trust Account immediately upon your receipt of the Notification, the Vote Verification Certificate and the Instruction Letter, in accordance with the terms of the Instruction Letter. In the event that certain deposits held in the Trust Account may not be liquidated by the Consummation Date without penalty, you will notify the Company in writing of the same and the Company shall direct you as to whether such funds should remain in the Trust Account and be distributed after the Consummation Date to the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated.

A-1

In the event that the Business Combination is not consummated on the Consummation Date described in the notice thereof and we have not notified you on or before the original Consummation Date of a new Consummation Date, then upon receipt by you of written instructions from the Company, the funds held in the Trust Account shall be reinvested as provided in Section 1(c) of the Trust Agreement on the business day immediately following such original Consummation Date as set forth in such notice or as soon thereafter as possible.

Very truly yours,
A SPAC II ACQUISITION CORP

By:
Name:
Title:

By:
Name:
Title: Secretary/Assistant Secretary

Acknowledged and Agreed:

Maxim Group LLC
By:
Name:
Title:

A-2

EXHIBIT B

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Trust Account - Termination Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(i) of the Investment Management Trust Agreement between A SPAC II Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [•], 2022 (the “Trust Agreement”), this is to advise you that the Company has been unable to effect a Business Combination within the time frame specified in the Company’s Amended and Restated Memorandum and Articles of Association, as described in the Company’s prospectus relating to its IPO. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to keep the total proceeds thereof in the Trust Operating Account at J.P. Morgan Chase Bank, N.A to await distribution to the Public Shareholders. The Company has selected [, 2023]1 as the effective date for the purpose of determining when the Public Shareholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record, and in your separate capacity as Paying Agent, agree to distribute said funds directly to the Public Shareholders in accordance with the terms of the Trust Agreement and the Amended and Restated Memorandum and Articles of Association of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(i) of the Trust Agreement.

1 15 months from the closing of the IPO

B-1

Very truly yours,
A SPAC II ACQUISITION CORP

By:
Name:
Title:

By:
Name:
Title: Secretary/Assistant Secretary

Acknowledged and Agreed:

Maxim Group LLC

By:
Name:
Title:

B-2

EXHIBIT C

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account - [Tax][Working Capital] Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(j) of the Investment Management Trust Agreement between A SPAC II Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [•], 2022 (the “Trust Agreement”), the Company hereby requests that you deliver to the Company $[•] of the interest income earned on the Property as of the date hereof. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement

The Company needs such funds to pay [for the tax obligations as set forth on the attached tax return or tax statement] [its working capital expenses]. In accordance with the terms of the Trust Agreement, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to the Company’s operating account at:

[WIRE INSTRUCTION INFORMATION]

Very truly yours,
A SPAC II ACQUISITION CORP

By:
Name:
Title:

cc: Maxim Group LLC

C-1

EXHIBIT D

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account - Shareholder Redemption Withdrawal Instruction

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(k) of the Investment Management Trust Agreement between A SPAC II Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of [•], 2022 (the “Trust Agreement”), the Company hereby requests that you deliver $[•] of the principal and interest income earned on the Property as of the date hereof to a segregated account held by you on behalf of Public Shareholders who have properly elected to have their Ordinary Shares that were sold by the Company in the IPO (the “Public Shares”) redeemed by the Company as described below. Capitalized terms used but not defined herein shall have the meanings set forth in the Trust Agreement.

The Company needs such funds to pay the Public Shareholders who have properly elected to have their Public Shares redeemed by the Company in connection with a shareholder vote to approve an amendment to the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of the ability of Public Shareholders to seek redemption in connection with an initial Business Combination or the Company’s obligation to redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within such time as is described in the Company’s Amended and Restated Memorandum and Articles of Association or to affect provisions of the Company’s Amended and Restated Memorandum and Articles of Association relating to the Company’s pre-initial Business Combination activity or related shareholder rights. As such, you are hereby directed and authorized to transfer (via wire transfer) such funds promptly upon your receipt of this letter to a segregated account held by you on behalf of such Public Shareholders.

Very truly yours,
A SPAC II ACQUISITION CORP

By:
Name:
Title:

cc: Maxim Group LLC

D-1

EXHIBIT E

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, N.Y. 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account - Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to Section 1(l) of the Investment Management Trust Agreement between A SPAC II Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company, dated as of [•], 2022 (“Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional three (3) months, from __ to _____________ (the “Extension”).

This Extension Letter shall serve as the notice required with respect to Extension prior to the Applicable Deadline. Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement.

In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit [$1,850,000] [(or $2,127,500 if the underwriters’ over-allotment option was exercised in full)], which will be wired to you, into the Trust Account investments upon receipt.

This is the ______ of up to two Extension Letters.

Very truly yours,
A SPAC II ACQUISITION CORP

By:
Name:
Title:

cc: Maxim Group LLC

E-1

EXHIBIT F

[Letterhead of Company]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account - Irrevocable Instruction in Connection with Business Combination

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to paragraphs 1(p) and 3(g) of the Investment Management Trust Agreement between A SPAC II Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as [•], 2022 (“Trust Agreement”), this constitutes our irrevocable instruction to you to (i) in conjunction with the Business Combination (as defined in the Trust Agreement), disburse a per share amount of $ , for a total disbursement of $ which is not less than $10.175 (plus the amount per share deposited in the Trust Account pursuant to any Extension Letter) to (the “Shareholder”) for the ordinary shares of the Company delivered to you prior to or concurrently herewith for redemption in connection with the Business Combination, and (ii) promptly deliver to the Shareholder the amounts specified in clause (i), less a processing fee of $350 per transaction received. The Shareholder wire instructions are attached. A share advice or DWAC instruction from our broker is also attached.

The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in You shall have no liability to the Company in respect to any action taken or any failure to act in respect of this if such action was taken or omitted to be taken in good faith, and you shall be entitled to rely in this regard on the advice of counsel.

The Board of Directors of the Company has approved the foregoing irrevocable instructions and does hereby extend the Company’s irrevocable agreement to indemnify your firm for all loss, liability or expense in carrying out the authority and direction herein contained on the terms herein set forth.

The Shareholder is intended to be and is a third party beneficiary of this letter and the irrevocable instructions set forth herein, and no amendment or modification to the instructions set forth herein may be made without the prior written consent of the Shareholder.

By signing below, the person executing this letter certifies that they are duly authorized to execute this letter on behalf of the Company and to bind the Company to all of the terms and conditions contained herein.

[remainder of page intentionally left blank]

Very truly yours,
A SPAC II ACQUISITION CORP

By:
Name:
Title:

Acknowledged and Agreed:

CONTINENTAL STOCK TRANSFER &

TRUST COMPANY, as Trustee

Name:

Title:

Cc: [SHAREHOLDER].

Attachments:

Shareholder Wire Instructions

Shareholder Tax Form (W-9/8)

Callback telephone number to verify wire instructions, sent separately

Share advice or instruction

EXHIBIT G

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account - Irrevocable Instruction in Connection with Business Combination

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to paragraphs 1(p) and 3(h) of the Investment Management Trust Agreement between A SPAC II Acquisition Corp. (“Company”) and Continental Stock Transfer & Trust Company (“Trustee”), dated as of [•], 2022 (“Trust Agreement”), this constitutes our irrevocable instruction to you to (i) in conjunction with the Business Combination (as defined in the Trust Agreement), disburse a per share amount of $_________________________________ , for a total disbursement of $____________________________ which is not less than $10.175 (plus the amount per share deposited in the Trust Account pursuant to any Extension Letter) per share to (the “Shareholder”) for the _________ ordinary shares of the Company delivered to you prior to or concurrently herewith for redemption in connection with the Business Combination, and (ii) deliver to the Shareholder the amounts specified in clause (i). Our wire instructions are attached.

We understand that a servicing fee of $350 will deducted from our payment. A share advice or DWAC instruction from our broker and copy of a valid government-issued ID of the signer are attached.

The Company shall indemnify you and your officers, directors, principals, partners, agents and representatives, and hold each of them harmless from and against any and all loss, liability, damage, claim or expense (including the reasonable fees and disbursements of its attorneys) incurred by or asserted against you or any of them arising out of or in connection with the instructions set forth herein, the performance of your duties hereunder and otherwise in respect hereof, including the costs and expenses of defending yourself or themselves against any claim or liability hereunder, except that the Company shall not be liable hereunder as to matters in respect of which it is determined that you have acted with gross negligence or in . You shall have no liability to the Company in respect to any action taken or any failure to act in respect of this if such action was taken or omitted to be taken in good faith, and you shall be entitled to rely in this regard on the advice of counsel.

The Board of Directors of the Company does hereby extend the Company’s irrevocable agreement to indemnify your firm for all loss, liability or expense in carrying out the authority and direction herein contained on the terms herein set forth.

No amendment or modification to the instructions set forth herein may be made without the prior written consent of the Shareholder.

G-1

[remainder of page intentionally left blank]

G-2

By signing below, the person executing this letter certifies that they are duly authorized to execute this letter on behalf of the Shareholder and to bind the Shareholder to all of the terms and conditions contained herein.

Very truly yours,
[SHAREHOLDER (Include full address, email address and phone number for callback confirmation of wire instructions)]

By:
Name:
Title:

Acknowledged and Agreed:

CONTINENTAL STOCK TRANSFER &

TRUST COMPANY, as Trustee

Name:

Title:

Cc:   A SPAC II Acquisition Corp.

289 Beach Road

#03-01

Singapore 199552

Attn: Claudius Tsang, Chief Executive

Officer and Chief Financial Officer

Attachments:

Shareholder Wire Instructions

Shareholder tax form (W-9/8)

Callback telephone number to verify wire instructions, sent separately

Share advice or instruction

G-3